Exhibit 32.1
ADT INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Timothy J. Whall, Chief Executive Officer of ADT Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
•the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/s/ Timothy J. Whall
Timothy J. Whall
Chief Executive Officer
November 8, 2018
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff on request.